Statement of Additional Information
Supplement September 29, 2023

Healthcare & Life Sciences Fund

ETAHX Class A Shares ETCHX Class C Shares
ETNHX Class N Shares ETIHX Class I Shares

(the “Fund”)

This information supplements certain information contained in the Statement of Additional Information (“SAI”) for the Fund, dated November 1, 2022, and should be read in conjunction with such SAI. .

Effective October 1, 2023, Kyle Rasbach, PhD, PharmD, Portfolio Manager of Eventide Asset Management, LLC (the “Adviser”), serves as a Portfolio Manager of the Fund. Dr. Finny Kuruvilla will serve the Fund as the Lead Portfolio Manager. Accordingly, the following revisions to the SAI are effective October 1, 2023:

1.	The section of the Fund’s SAI entitled “ADVISER AND SUB-ADVISER - Portfolio Managers” is amended as follows:

Dr. Finny Kuruvilla and Dr. Kyle Rasbach, Portfolio Managers of the Adviser, serve as the Portfolio Managers of the Healthcare & Life Sciences Fund and are primarily responsible for the day to day management of the Healthcare & Life Sciences Fund. Dr. Kuruvilla is the Lead Portfolio Manager of the Fund.

2.	The following paragraph is added to the section of the Fund’s SAI entitled “ADVISER AND SUB-ADVISER - Compensation”:

Dr. Rasbach’s compensation from the Adviser is based on a fixed salary and a bonus based on the performance of the Funds he manages relative to a relevant benchmark over the past 1-year period and the profits of the Adviser. Dr. Rasbach receives additional compensation at the discretion of the Adviser. Dr. Rasbach also receives employee benefits, including, but not limited to, health care, insurance benefits, and access to a 401(k) plan sponsored by the Adviser.

3.	As of August 31, 2023, Dr. Rasbach was responsible for managing the following types of accounts:

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Number	Total Assets	Number	Total Assets	Number	Total Assets
Dr. Rasbach	0	$0	1	$63.40	0	$0

The advisory fee is not based on the performance of the respective account for any of the registered investment companies, other pooled investment vehicles or other accounts referred to above.

4.	As of August 31, 2023, Dr. Rasbach owned shares of the Fund the value of which fell within the following ranges:

Healthcare & Life Sciences Fund
Dr. Rasbach	$0

You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and the Statement of Additional Information, each dated November 1, 2022, which provide information that you should know about the Funds before investing. These documents are available upon request and without charge by calling the Funds toll-free at 1-877-771-3836 or by writing to 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022.

Please retain this Supplement for future reference.